SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 2, 2020

(Exact name of registrant as specified in its charter)
UNION BANKSHARES, INC.

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)
Vermont	001-15985	03-0283552

(Address of principal executive offices)		(Zip Code)
20 Lower Main St., P.O. Box 667		05661-0667
Morrisville, VT

Registrant's telephone number, including area code: (802) 888-6600

(Former name or former address, if changed since last report)
Not applicable

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

As provided in General Instruction B.2 to Form 8-K, the information furnished in this Item 2.02 and in Exhibit 99.1 hereto shall not be deemed filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing with the Securities and Exchange Commission, except as shall be expressly provided by specific reference in such filing.

On January 15, 2020, Union Bankshares, Inc. issued a press release, a copy of which is furnished with this Form 8-K as Exhibit 99.1, announcing net income and net income per share for the fourth quarter and year ended December 31, 2019, as well as the declaration of a regular quarterly cash dividend.

Item 8.01. Other Events

a)	Declaration of Regular Quarterly Cash Dividend
On January 15, 2020 the Board of Directors of Union Bankshares, Inc. declared a $0.01, or 3.2%, increase in the quarterly cash dividend from $0.31 per share to $0.32 per share. The dividend is payable on February 6, 2020 to shareholders of record as of January 27, 2020.

b)	Reauthorization of Limited Quarterly Stock Repurchase Program
On January 2, 2020, the Board of Directors of Union Bankshares, Inc. reauthorized a limited stock repurchase program, initially authorized in May, 2010 and reauthorized for each calendar year from 2012 through 2019, pursuant to which the Company may repurchase up to 2,500 shares of its common stock (subject to standard anti-dilution adjustments) each calendar quarter in open market purchases or privately negotiated transactions, as management may deem advisable and as market conditions may warrant. The repurchase authorization for a calendar quarter expires at the end of that quarter to the extent it has not been exercised, and is not carried forward into future quarters. The limited quarterly authorization is not intended to be the exclusive means for effecting stock repurchases. As reauthorized, the quarterly repurchase program will expire on December 31, 2020.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

The following Exhibit, referred to in Item 2.02 of the Report is furnished, not filed; herewith:

Exhibit 99.1    Union Bankshares, Inc. Press Release dated January 15, 2020, announcing a regular quarterly dividend and fourth quarter and year ended December 31, 2019 net income and net income per share.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Union Bankshares, Inc.

January 15, 2020	/s/ David S. Silverman
David S. Silverman
Chief Executive Officer

January 15, 2020	/s/ Karyn J. Hale
Karyn J. Hale
Chief Financial Officer

EXHIBIT INDEX

Exhibit 99.1Union Bankshares, Inc. Press Release dated January 15, 2020, announcing a regular quarterly dividend and fourth quarter and year ended December 31, 2019 net income and net income per share.